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                                                                   EXHIBIT 10.10

                               FIRST AMENDMENT TO
                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                  NON-CONVERTIBLE SUBORDINATED PROMISSORY NOTE

         THIS FIRST AMENDMENT TO BIG BUCK BREWERY & STEAKHOUSE, INC. NON-CONVERTIBLE SUBORDINATED PROMISSORY NOTE ("First Amendment") is made this 29th day of March, 2001, by and between BIG BUCK BREWERY & STEAKHOUSE, INC., a Michigan corporation, as maker ("Maker"), and MICHAEL G. EYDE, as payee ("Payee").

                                R E C I T A L S:

         This First Amendment is based on the following Recitals:

         A. The Maker and Payee entered into that certain Big Buck Brewery & Steakhouse, Inc. Non-Convertible Subordinated Promissory Note with a principal amount of $100,000 (incorrectly captioned a "Convertible Subordinated Promissory Note") dated as of December 4, 2000 ("Note").

         B. Under the terms of the Note, the Note will mature by its terms on April 1, 2001.

         C. Under the terms of the Note, Payee does not have the right to convert the Note into shares of common stock of the Maker.

         D. The Note incorrectly states that the Maker agreed to pay interest beginning on January 1, 2000.

         E. The parties desire to amend the Note in accordance with the terms of this First Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The Recitals set forth above are incorporated into and shall form a part of this First Amendment.

         2. The maturity date of the Note is extended from April 1, 2001, until October 1, 2001.

         3. The Maker and the Payee confirm that the Maker agreed to pay, and did begin in paying, interest beginning on January 1, 2001.

         4. At any time prior to maturity, the Payee shall have the right to convert all or part of the unpaid principal balance of the Note into that number of shares of common stock of the Maker (the "Option") equal to (i) all or such part of the unpaid principal balance of the Note being converted divided by (ii) $1.00 (such conversion price representing the average of the closing sale prices of one share of common stock of the Maker as quoted by The Nasdaq Stock Market for the five trading days immediately prior to the Maker's execution of this First Amendment), any fractional shares to be paid in currency. To exercise the Option, Payee shall surrender the Note to the Maker, accompanied by written notice of Payee's intention to exercise the Option, which notice shall set forth the principal amount of the Note and such portion of the unpaid principal balance of the Note, if not the entire unpaid principal balance, to be converted into shares (the "Notice of Conversion"). Within ten (10) business days of Maker's receipt of the Notice of Conversion and Payee's surrender of the Note, Maker shall deliver or cause to be delivered to the Payee, the shares in the name of the Payee. When delivered, all shares shall be duly authorized, validly issued, fully paid, and nonassessable.

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Maker shall take any and all action necessary to maintain the required authority to issue the shares to Payee in the event Payee exercises the Option.

         5. The Note and the shares issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended, and have not been registered under any state securities laws. They may not be sold, offered for sale, assigned, transferred, pledged, or otherwise disposed of in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an opinion of counsel acceptable to the Maker that such transaction is exempt from registration under the Securities Act of 1933, as amended, and under applicable state securities laws.

         6. Except as amended hereby, the Note is restated and republished in its entirety and remains in full force and effect as a "Convertible Subordinated Promissory Note."

         7. This First Amendment shall be governed by and construed under the laws of the State of Michigan. The Note may not be further amended or modified except by a writing signed by all of the parties. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

         IN WITNESS WHEREOF, this First Amendment has been executed the day and year first above written.

                                    BIG BUCK BREWERY &
                                    STEAKHOUSE, INC.,
                                    a Michigan corporation

                                    By:  /s/ William F. Rolinski
                                       ----------------------------------------
                                             William F. Rolinski
                                       Its:  President

                                                               "Maker"

                                    /s/ Michael G. Eyde
                                    -------------------------------------------
                                    Michael G. Eyde

                                                              "Payee"